Financial Highlights	12 Months Ended
Dec. 31, 2016
Financial Highlights [Abstract]
Financial Highlights
Financial Highlights
Pruco Life sells a number of variable annuity and variable life insurance products. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
The following table was developed by determining which products offered by Pruco Life have the lowest and highest total expense ratio and reflects contract owner units only. The table may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable products as disclosed in Note 1.

	Units (000’s)	Unit Value Lowest- Highest			Net Assets (000’s)	Investment Income Ratio(1)	Expense Ratio(2) Lowest-Highest			Total Return(3) Lowest-Highest
December 31, 2016	20,921	$3.19050	—	$4.17877	$81,138	3.51%	0.35%	—	1.25%	3.80%	—	4.73%
December 31, 2015	21,798	$3.07375	—	$3.99015	$80,863	3.16%	0.35%	—	1.25%	7.78%	—	8.74%
December 31, 2014	22,591	$2.85193	—	$3.66932	$77,231	3.68%	0.35%	—	1.25%	5.82%	—	6.77%
December 31, 2013	23,400	$2.69505	—	$3.43650	$75,103	5.04%	0.35%	—	1.25%	8.19%	—	9.17%
December 31, 2012(4)	24,124	$2.49097	—	$3.14796	$71,085	4.84%	0.35%	—	1.25%	5.53%	—	6.48%
(1) This amount represents the contract owners' proportionate share of the net investment income from the underlying Partnership divided by the contract owners' average net assets of the Real Property Account. This ratio excludes those expenses, such as mortality risk and expense risk and administrative expenses that result in direct reductions in the unit values.
(2) These amounts represent the annualized contract expenses of the Real Property Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Partnership are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying Partnership, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.
(4) In the December 31, 2012 financial statements, the Real Property Account revised certain financial statement footnote disclosures due to a typographical error. The range of contract owner unit values in Note 8 to the December 31, 2012 financial statements was presented as $2.30961 to $2.63416. The correct amounts are shown in the table above. These revisions had no impact on the statements of net assets, operations or changes in net assets. The revisions are not considered material to the previously issued financial statements.

Note 7: Financial Highlights (continued)
Pruco Life also maintains a position in the Real Property Account, to provide for property acquisitions and capital expenditure funding needs. The table below reflects information for assets held by Pruco Life. Charges for mortality risk and expense risk and administrative expenses are used by Pruco Life to purchase additional investments in its account resulting in no impact to its net assets.

Net Assets (000’s)
December 31, 2016	$30,945
December 31, 2015	$25,788
December 31, 2014	$23,442
December 31, 2013	$24,688
December 31, 2012	$25,731

Charges and Expenses
A.    Mortality Risk and Expense Risk Charges
Mortality risk and expense risk charges are determined daily using an effective annual rate of 0.6%, 0.35%, 0.9% and 0.9% for VAL, VLI, SPVA and SPVL, respectively. Mortality risk is the risk that life insurance contract owners may not live as long as estimated or annuitants may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through reduction in unit values.
B.    Administrative Charges
Administrative charges are determined daily using an effective annual rate of 0.35% applied daily against the net assets representing equity of contract owners held in each subaccount for SPVA and SPVL. Administrative charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. The administrative charge is assessed through reduction in unit values.
C.    Cost of Insurance and Other Related Charges
Contract owner contributions are subject to certain deductions prior to being invested in the Real Property Account. The deductions for VAL and VLI are (1) taxes attributable to premiums; (2) sales charges, not to exceed 5% for VAL, which are deducted in order to compensate Pruco Life for the cost of selling the contract; and (3) transaction costs, applicable to VAL, which are deducted from each premium payment to cover premium collection and processing costs. Contracts are subject to charges on each basic premium for assuming a guaranteed minimum death benefit risk. This charge compensates Pruco Life for the risk that an insured may die at a time when the death benefit exceeds the benefit that would have been payable in the absence of a minimum guarantee. These charges are assessed through the redemption of units.
D.    Deferred Sales Charge
For SPVA, there is a deferred sales charge that applies at the time of a full or partial withdrawal, and the amount of the charge (which declines over time) depends on the number of years that have elapsed since the contract was issued. This deferred sales charge is assessed through the redemption of units.
E.    Partial Withdrawal Charge
A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value for VAL. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a contract. This charge is assessed through the redemption of units.